STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Mitchell S. Segal, Chief Executive and Financial Officer of Walker Financial Corp. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2003, to which this certification accompanies (the "Periodic Report"), fully complies with the requirements of
         Section 13(a) of the Securities Exchange Act of 1934; and

(b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 14, 2003

                                            /s/ Mitchell S. Segal
                                -----------------------------------------------
                                              Mitchell S. Segal
                                    Chief Executive and Financial Officer


A signed original of this written statement required by Section 906 has been provided to Walker Financial Corp. and will be retained by Walker Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.